UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): April 3 0, 2020 (April 30, 2020)

CRACKER BARREL OLD COUNTRY STORE, INC.

(Exact Name of Registrant as Specified in its Charter)

Tennessee	001-25225	62-0812904
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

305 Hartmann Drive, Lebanon, Tennessee 37087

(Address of Principal Executive Offices) (Zip code)

(615) 444-5533

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (Par Value $0.01) Rights to Purchase Series A Junior Participating Preferred Stock (Par Value $0.01)	CBRL	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure.

In an effort to keep its shareholders and the investment community generally apprised of its actions and circumstances in connection with the coronavirus disease (“COVID-19”) pandemic, Cracker Barrel Old Country Store, Inc. (the “Company”) is providing an additional update regarding the impact of the COVID-19 pandemic on the Company’s business.

Sales Update

As of April 24, 2020, all Cracker Barrel and Maple Street Biscuit Company (“Maple Street”) locations were operating with pick-up or delivery only with no dine-in service. As part of its efforts to support an off-premise-only business model, the Company implemented various changes to its Cracker Barrel offerings, including a limited menu and multi-serving takeout Family Meal Baskets, added another third-party delivery provider, and instituted various operating model changes, including contactless curbside delivery.

More recently, the Company has begun offering, and expects to continue to expand, dine-in service in certain of its restaurants as state and municipal authorities remove or modify existing restrictions on dine-in restaurant operations in certain jurisdictions. On April 28, 2020, the Company opened for dine-in service at five of its Cracker Barrel restaurants in Georgia and five of its Maple Street restaurants in Georgia and Tennessee in response to these states’ authorization of such activities. The Company expects to open additional dining rooms in Georgia and Tennessee as well as other states and municipalities that lift shelter-in-place restrictions and allow restaurants to begin offering dine-in service. Even where permitted, however, many jurisdictions are expected to follow a staged approach that will limit permitted occupancy levels well below capacity. Regardless of the manner in which public health restrictions are lifted, the Company is taking a cautious approach to reopening dining rooms, and is instituting operational protocols to comply with applicable regulatory requirements and to monitor developing health authority recommendations in order to protect the health and foster the confidence of the Company’s employees and guests in these communities.

The week ended March 27, 2020 was the first week in which the Company’s activities in all of its Cracker Barrel restaurants were limited to off-premise and delivery only, and the Company’s comparable store restaurant sales for Cracker Barrel for that week were approximately 85% below the same week in 2019. Since then, the Company has continued to adjust its operations and marketing in response to these restrictions and has seen improvement in comparable store restaurant sales as a result. Because of their size and underlying business model, the Company’s Maple Street stores did not experience as steep a decline in comparable store restaurant sales when they moved to off-premise and delivery only, and Maple Street’s sales have continued to improve as they adjust their operational and marketing activities. The Company expects further improvement in comparable store restaurant sales for both Cracker Barrel and Maple Street as they reestablish dine-in operations in certain areas of the country, as described above.

Cash Management Update

In addition to the Company’s previously announced suspension of dividends and share repurchases, the Company has taken numerous other steps in response to the pandemic to significantly reduce operating expenses, eliminate non-essential spending, and manage liquidity. Among other things, the Company furloughed employees and eliminated a significant number of positions at all levels of its organization, both at its corporate headquarters and in the field. The Company also reduced the cash compensation payable to its directors by 50% for the remainder of the fiscal year and reduced the base salaries of the Company’s corporate officers for the remainder of the fiscal year, including a consensual 50% base pay reduction for the Company’s Chief Executive Officer, Sandra B. Cochran. The Company also undertook significant operational and business measures to restructure its operations and/or manage its cash, including adapting its labor model, instituting various aggressive inventory management measures and negotiating revised terms with Company vendors and lessors.

These steps have resulted in significant savings and benefits to the Company, and the Company’s cash burn level has improved as a result. While some of these savings and benefits are one-time in nature, the Company believes that others represent on-going cost savings or business model improvements that will positively impact the Company beyond the pandemic. The Company will continue to evaluate additional actions to ensure the viability of Cracker Barrel and Maple Street and to preserve and, if necessary, increase available liquidity to maximize financial flexibility.

Chief Executive Officer Update

Effective April 27, 2020 Ms. Cochran resigned from the Dollar General Corporation (“Dollar General”) Board of Directors and withdrew her previously announced nomination to stand for reelection at the Dollar General annual meeting of stockholders. Ms. Cochran made this decision because she believes it will enhance the Company’s previously announced strategy of focusing its human and financial resources on navigating the COVID-19 pandemic. Ms. Cochran has communicated her decision to the Boards of Directors of Dollar General and the Company.

Cautionary Note Regarding Forward-Looking Statements

Certain of the matters discussed in this Current Report on Form 8-K that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act, Section 21E of the Exchange Act and the Private Securities Litigation Reform Act of 1995. Such forward-looking statements only speak as of the date of this Current Report and the Company assumes no obligation to update the information included in this Current Report. Such forward-looking statements include statements relating to the COVID-19 pandemic and the Company’s responses thereto. Forward-looking statements generally can be identified by the use of forward-looking terminology such as “believe,” “expect,” “intend,” “plan” or similar expressions. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about the Company’s industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond the Company’s control. Accordingly, readers are cautioned that any such forward-looking statements are not guarantees of future performance or occurrence of events and are subject to certain risks, uncertainties and assumptions that are difficult to predict. Actual results may vary materially from those contained in forward-looking statements based on a number of factors including, without limitation, conditions beyond our control such as the length and severity of the current COVID-19 pandemic and its effect on restaurant and retail sales and operations; the effect of any governmental action or mandated employer-paid benefits in response to the COVID-19 pandemic; the Company’s ability to manage costs and reduce expenditures in a low revenue environment; the availability of additional financing if and when required; weather, natural disasters, disease outbreaks, epidemics or pandemics impacting our customers or food supplies, including the COVID-19 pandemic; food safety and food-borne illness concerns; and other factors disclosed from time to time in our filings with the Securities and Exchange Commission (the “SEC”). Although the Company believes that the expectations reflected in such forward-looking statements are reasonable as of the date made, expectations may prove to have been materially different from the results expressed or implied by such forward-looking statements. More information about potential risks and uncertainties that could affect the Company’s business and results of operations is included in the “Risk Factors” and “Forward-Looking Statements/Risk Factors” sections in the Annual Report on Form 10-K filed by the Company with the SEC on September 27, 2019 and in the “Risk Factors” section in the Quarterly Report on Form 10-Q filed by the Company with the SEC on February 25, 2020. The Company expressly disclaims any intent, obligation or undertaking to update or revise any forward-looking statements made herein to reflect any change in our expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: April 30, 2020	CRACKER BARREL OLD COUNTRY STORE, INC.

	By:	/s/ Jill M. Golder
	Name:	Jill M. Golder
	Title:	Senior Vice President and Chief Financial Officer